UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

__________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 9, 2020

Boyd Gaming Corporation

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-12882	88-0242733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3883 Howard Hughes Parkway, Ninth Floor

Las Vegas, Nevada 89169

(Address of Principal Executive Offices, Including Zip Code)

(702) 792-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	BYD	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosures set forth under Proposals 1 and 4 in Item 5.07 are incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Boyd Gaming Corporation (the “Company”), held on April 9, 2020, the following proposals were voted on by the Company’s stockholders, as set forth below:

Proposal 1.          Election of Directors.

	Votes For	Votes Withheld	Broker Non-Votes
John R. Bailey	99,007,676	1,981,540	6,191,293
Robert L. Boughner	92,814,326	8,174,890	6,191,293
William R. Boyd	93,095,243	7,893,973	6,191,293
William S. Boyd	95,981,297	5,007,919	6,191,293
Marianne Boyd Johnson	96,048,970	4,940,246	6,191,293
Keith E. Smith	98,288,427	2,700,789	6,191,293
Christine J. Spadafor	98,826,448	2,162,768	6,191,293
A. Randall Thoman	99,223,017	1,766,199	6,191,293
Peter M. Thomas	97,787,281	3,201,935	6,191,293
Paul W. Whetsell	99,201,619	1,787,597	6,191,293
Veronica J. Wilson	98,381,278	2,607,938	6,191,293

Each of the director nominees was elected to serve as a director until the 2021 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Proposal 2.	Ratification of the Appointment of Deloitte & Touche LLP as the Company's Independent Registered Public Accounting Firm.

Votes For	Votes Against	Abstain
105,161,573	1,653,665	365,271

The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm was ratified.

Proposal 3.      Advisory Vote on Executive Compensation.

Votes For	Votes Against	Abstain	Broker Non-Votes
95,889,558	4,502,542	597,116	6,191,293

The compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, was approved, on an advisory basis.

Proposal 4.     Approval of the Boyd Gaming Corporation 2020 Stock Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
97,834,178	2,653,915	501,123	6,191,293

The Boyd Gaming Corporation 2020 Stock Incentive Plan was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2020	BOYD GAMING CORPORATION

	By:	/s/ Anthony D. McDuffie
Anthony D. McDuffie
Vice President and Chief Accounting Officer